Exhibit 99.2
1 Sandler O'Neill 2010 East Coast Financial Services Conference November 11, 2010 November 11, 2010 November 11, 2010 November 11, 2010

2 FORWARD-LOOKING INFORMATION During the course of our remarks today, we will make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company. These forward looking statements about future results are subject to risks and uncertainties. Refer to our periodic reports on file with the SEC and the slides at the end of this presentation regarding forward- looking statements for further detail in this regard.

3 Who We Are Eighteen year-old community focused banking organization with approximately $14.1 billion in assets. Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets. 9 de novo charters established since 1991 10 bank acquisitions since the 4th qtr 2003, including 3 FDIC-assisted acquisitions in 2010. (some were merged into existing charters.) A small branch acquisition completed in October 2010 in Naperville, IL. Total deposits acquired were approximately $23 million. 85 existing banking locations Vast majority of customers don't even know Wintrust exists-by design...but changing.

4 Who We Are - Company Overview Community Banking Specialty Finance Wealth Management Fifteen community banks Chicago and Milwaukee metropolitan markets 85 locations Full product suite - home equity, home mortgage, consumer, real estate and commercial loans, safe deposit facilities, ATMs, & internet banking Wintrust Mortgage Corporation National mortgage production capabilities Recently acquired assets of Professional Mortgage Partners Two finance companies - premium finance and account receivables Loan production to optimize banks' balance sheets First Insurance Funding P&C Life Insurance Tricom- Temporary help industry processing and financing Other niches (including airplanes, housing associations, franchise lending, mortgage warehouse lending - to name a few) Restarting the indirect auto lending program Wayne Hummer acquired in 2002, and 2 subsequent acquisitions $9 bn in AUM Brokerage, asset management and trust capabilities

5 Chicago and Milwaukee metropolitan markets Historically focused on high net worth areas Flexibility to profitably penetrate broader market Downtown Chicago focusing on corporate and commercial customers Positioned as local alternatives to the "Big Banks" We know our communities extremely well Personalized service, creative marketing and employee involvement Have taken advantage of big-bank consolidation and market dislocation to grow quickly Vigorously defend and grow market share Who We Are - Core Strategy Good Markets Consistent strategy for eighteen plus years Community Focused Market Share Growth

Wintrust Locations Banking Wealth Management Mortgage

7 Funding Assets Operating Strategy Loan-to-deposit ratio 85% - 90% Generate ~ two-thirds of loan volume from banks Remaining loan volume from niche businesses First Insurance Funding Tricom Other (including housing associations, franchise lending, mortgage warehouse lending, indirect auto -- to name a few) Consistent, conservative credit standards Manage risk through portfolio diversification and decentralized structure Minimal "nuisance fees", if at all Same or better products and delivery - differentiate with service Technology as the great equalizer Strong, diversified funding base Recent markets have proven the value of that approach Franchise is built on deposit funding 88% of total funding Substantially all deposits are customer generated 7.5% traditional brokered deposits Goal is to be top two in both deposit market share and household penetration in each banks' local market area

8 Deposit Market Share-Chicago MSA As of June 30, 2010 and 2009 At June 30, 2009 At June 30, 2010 In-market Deposit In-market Deposit 2010 Deposit Market Deposit Market Rank Bank Holding Company Dollars Share % Dollars Share % JP Morgan Chase & Co. ** $ 45.0 BB 15.8% $49.2 BB 17.4% Bank of America ** $ 33.2 BB 11.7% $32.0 BB 11.3% Bank of Montreal ** $ 24.4 BB 8.6% $26.7 BB 9.4% PNC Financial Services Group** $ 11.3 BB 4.0% $12.9 BB 4.6% Northern Trust Corporation $ 13.3 BB 4.7% $12.7 BB 4.5% Wintrust Financial Corp. $ 8.7 BB 3.1% $10.2 BB 3.6% PrivateBancorp, Inc. $ 7.5 BB 2.7% $ 9.0 BB 3.2% Fifth Third Bancorp ** $ 8.6 BB 3.0% $ 8.9 BB 3.1% Source: FDIC Website - Summary of Deposits as of June 30, 2010 and 2009 Market share data is for the Chicago Metropolitan Statistical Area ** - Corporate Headquarters is out-of-state A Leading Chicago bank

Relative Deposit Market Share Deposit Rankings Total: $283 bn ____________________ Source: FDIC. Deposit data as of June 30, 2010. (1) Large local includes local banks with top 20 deposit ranking in Chicago. Wintrust is the Largest Local Bank Focused on the Chicago Market 9

10 Penetrate new markets with community banking model Within 11/2 hours of Wintrust headquarters Acquired entities with existing management that wish to continue to grow Acquisitions in specialty finance and wealth management Must complement existing franchise, be a strategic new business line, or add/improve customer products and services Evaluating FDIC-assisted and unassisted deals Completed three FDIC-assisted transactions since April 23 Two in Chicago, IL and one in Naperville, IL Acquired a separate branch location in Naperville, IL in October 2010 through an unassisted transaction Focus on earnings accretion and improving franchise value Growth Strategy - Expansion

11 Consistent Strategy - Changing Tactics (1991-2005) (2010) (2008) (2009) (2006-07) Organic & Acquisition Growth 7 traditional bank acquisitions since 2003 9 de novo charters since 1991 "Rope - A - Dope" Slowed growth Maintained extremely conservative underwriting Reduced relative cost of funds Controlled expenses "Off the Ropes" Life insurance premium finance acquisition PMP acquisition (in late Dec '08) Over 50 new lenders hired since Jan '09 Loans a $2.2 bn since 12/31/08 (includes $354 mm of covered loans from FDIC-assisted deals) Deposits a $2.6 bn since 12/31/08 Organic & Acquisition Growth Take advantage of "dislocation" Consistent loan growth 3 FDIC-assisted transactions Acquired 1 branch in Naperville, IL WINTRUST TACTICS CREDIT CYCLE Capital & TARP-CPP Focused on minimizing dilution to shareholders Q3'08 - raised $50 mm of convertible preferred Dec. '08 - $250 mm TARP-CPP Healthy Restrained Recovery The Perfect Storm Stabilization Storm Clouds Gather Warning signs 1Q'06 Disadvantageous yield curve Loosened credit standards Credit spreads moved to unacceptable levels Compound Annual Growth Rates

12 The Perfect Storm What We Expected Opportunities for those with dry powder Lending opportunities Acquisition opportunities for bruised banks and asset generators Need to be first out ^ cannot be burdened by a troubled loan portfolio, lack of funding or capital "It's times like this where money returns to its rightful owners"

13 Our Response - The "Rope-a-Dope" Strategy No change in loan underwriting - do not chase the herd!! Slow growth Shrink larger banks (run-off of CD-only customers) Grow newer banks Reduce relative cost of funds Discipline Mix Get paid for making loans - hand out credit with an eye dropper Control expenses Hunker down and ride it out

14 Rope-a-Dope Timing and TARP Capital was always key in the timing as to when to move off of our defensive strategy. In the third quarter of 2008 and in anticipation of moving off of our defensive strategy, we raised $50 million of convertible preferred stock through a private placement. This capital provided us with a cushion to our already well capitalized position as well as the capacity to slowly get back on offense. Immediately after closing, the TARP Capital Purchase Program was announced. We applied and received $250 million in the last weeks of 2008. TARP-Capital Purchase Program funds provided for a head start in our plans.

15 So How Did Wintrust Fare?? - 2009 Report Card Goals Results Concentrate on core earnings Net income of $73 million ($2.18 per share) Aided by pre-tax bargain purchase gain of $156mm from life insurance premium finance transaction Majority offset by credit expenses Continued improvement in pre-credit earnings Clear "junk" off the balance sheet NPLs declined 43% from Q3 2009 to Q4 2009 NPLs at Q4 2009 were below Q4 2008 levels Net charge-offs $137mm in 2009 to clean balance sheet Scour the market for dislocated assets Purchased life insurance premium finance portfolio & certain CMOs at a material discounts Enhance talent pool Added over fifty new senior lenders and officers since January 2009 Maintain disciplined core growth Balance sheet growth of 15% over past year Selectively look at expansion opportunities Continuously evaluating expansion opportunities, but must be strategic Positioned to start 2010 with strong earnings and clean balance sheet

16 So How Did Wintrust Fare?? - 2010 YTD Report Card Goals Results Concentrate on core earnings Net income of $49 million ($1.12 /diluted share) Aided by pre-tax bargain purchase gains totaling $44mm from FDIC-assisted acquisitions and life insurance premium finance portfolio purchase Majority offset by credit expenses 3Q 2010 YTD core pre-tax earnings up 67% from prior year Keep the balance sheet sterile NPLs (excluding covered loans) declined 42% from 3Q10 vs. 3Q09 NPLs (excluding covered loans) remain relatively stable at 3Q 2010 vs year end 2009 Net charge-offs of $86mm through 3Q10 to continue to clear the B/S of stressed credit Credit charge-offs and NPAs are a fraction of peer group and remain at very manageable levels Enhance talent pool Continue to add new senior lenders and officers in 2010 and opened our downtown Chicago commercial lending office Maintain disciplined core growth Balance sheet growth of 16% over past year (YTD 3Q10 vs. YTD 3Q09) Selectively look at expansion opportunities Acquired three banks in FDIC-assisted deals Acquired a small branch in a strategic community WTFC Has Remained Profitable Throughout The Cycle, with 2009 Being A Record Year For Earnings

17 So How Did Wintrust Fare?? (continued) We have taken advantage of the many opportunities which are always present in adverse credit cycles Dislocated people Dislocated assets Dislocated banks

18 Taking Advantage of Dislocations Dislocated People Dislocated Assets Dislocated Banks FIFC purchased a portfolio of domestic life insurance premium finance loans and certain related assets from indirect wholly-owned subsidiaries of AIG Aggregate balance of approximately $1.03 billion Purchase price of $746 million Resulting discount of $287 million Pre-tax bargain purchase price gain of $167 million First purchase: July 28, 2009 Smaller, second purchase: October 2, 2009 Since April 2010, acquired three failed banks from the FDIC - they cover the majority of losses Very disciplined bids- $33 million in Bargain Purchase Gains recorded Immediately accretive to earnings Strategic as we moved into contiguous markets not served by us and improved our footprint We intend to assimilate and then aggressively grow these acquisitions to be market leaders Acquired a branch with $23 million in deposits in Naperville, IL Set up downtown Chicago office to capture core commercial and industrial (C&I) business Added 50+ lenders since the beginning of 2009 added throughout the organization Adding talented staff in other areas to support our growth and to stay out in front on product delivery systems and regulatory changes.

19 Annual "Core Pre-tax Earnings" 2003 2004 2005 2006 2007 2008 2009 2010* 3Q08* 4Q08* 1Q09* 2Q09* 3Q09* 4Q09* 1Q10* 2Q10* 3Q10* Core Earnings 69707 85322 111466 102566 98854 93985 121900 183050 75568 86184 79592 99844 148544 159620 168256 190596 190300 (in 000s) (* - Annualized) "Core Pre-tax Earnings" are calculated by removing from reported Pre-tax earnings the following categories: Provision for Credit Losses; OREO Related Costs; Mortgage Recourse Obligations on Loans Previously Sold; Bargain Purchase Gains; Securities Trading Gains or Losses; and Securities Gains or Losses. Further information regarding the calculation methodology is available in our news release filed on Form 8-K dated October 28, 2010 under the section titled "Supplemental Financial Measures/Ratios".

20 Expected Core Pre-tax Earnings Improvements Subject to market and other conditions, including interest rate environments, and other factors influencing growth, pre-tax, pre-provision earnings could benefit from the following: Continued Margin Improvement Deposit Re-pricing CD's Other core savings, NOW, money market rates Liquidity Re-deployment Balance sheet growth at historical levels

21 March 2010 Capital Raise Enhance and maintain strong capital ratios 12/31/09 3/31/10 6/30/10 9/30/10 Tier 1 Risk-based capital 11.0% 13.4% 13.0% 12.7% Total capital ratio 12.4% 14.9% 14.3% 14.1% Leverage ratio 9.3% 10.8% 10.2% 10.0% Tangible common equity ratio 4.7% 6.3% 6.0% 5.9% Provide flexibility for growth Organic growth & lending opportunities Portfolio and business acquisitions Position to repay TARP

22 Strategy for 2010 and Beyond This cycle isn't over yet so we need to proceed cautiously in all of our endeavors. Continue to expeditiously remove problem assets from the balance sheet Plan is to return to the growth mode experienced in the first 15 years of our existence with an overriding emphasis on achieving superior profitability Organic growth New hires Chicago office Selective, opportunistic acquisitions in all areas of our business Continue to locate "dislocations" in the market and take advantage of them Never take our eye off the major operating tenet that has made us successful throughout the years-Service, Service, Service

Why Invest in Wintrust? Managing well through the cycle Asset quality position is manageable and better than peer group Cautiously on offense in 2009 and through 2010 Positioned for sustainable growth Differentiated and sustainable business model Strong management team and Board of Directors Additional earnings leverage in operating model 23

24

Financial Results

26 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Current Bank and Trust Subsidiaries 2 2 3 4 5 6 7 8 9 10 10 14 16 22 23 23 23 22 23 23 Banking Offices 1 1 3 5 11 14 17 21 24 28 29 31 36 50 62 73 77 79 78 85 Historical Growth

27 Banking Locations 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Current Internal 1 1 3 5 11 14 17 21 24 28 29 31 32 40 45 51 56 58 58 58 Acquisition 4 10 17 22 21 21 20 27

28 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 Crystal Lake 7 40 Total 52 83 189 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9572 9369 10658 12216 14100 Barrington 11 72 105 Libertyville 35 76 124 174 North Shore 44 105 169 266 287 Hinsdale 23 67 115 167 223 254 Lake Forest 8 49 96 143 195 270 380 408 Total Assets (in millions)

29 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 7 40 Internal Growth 52 83 189 354 471 706 1053 1348 1650 2074 2676 3619 4450 5399 6456 7363 7098 8387 9945 11110 Acquired Growth 29 29 29 103 297 1020 1721 2209 2271 2271 2271 2990 Asset Growth - Internal / Acquired (in millions)

30 Asset Growth of Banks by Year 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 Lake Forest 8 49 96 143 195 270 380 441 499 581 667 897 1087 1256 1334 1458 1504 1654 1816 2483 Hinsdale 0 23 67 115 167 223 281 350 401 508 642 746 887 980 1401 1270 1314 1439 1466 North Shore 0 44 105 169 266 294 360 450 563 771 871 938 949 997 943 1065 1333 1453 Libertyville 0 35 76 124 186 219 287 355 479 587 758 844 933 973 1032 1054 1128 Barrington 0 11 72 120 177 241 314 447 553 688 788 876 789 818 1036 1095 Crystal Lake 0 7 53 89 125 184 297 429 479 500 580 555 608 666 714 Northbrook 0 22 86 185 255 572 694 745 668 741 899 1191 Advantage 114 150 230 278 289 327 394 453 500 Village 80 99 173 604 635 564 642 791 810 Beverly 0 84 134 161 162 234 302 365 Wheaton 125 157 310 315 394 447 767 Town 308 396 474 571 644 705 734 SBOTL 502 549 570 573 637 708 744 Old Plank 111 171 227 301 303 St. Charles 54 102 172 239 341 (in millions) 3Q10

31 Consolidated Net Income (before Preferred Dividends, in 000s) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q09-YTD 3Q10-YTD -2236 1497 -973 4846 6245 9427 11155 18439 27875 38118 51334 67016 66493 55653 20488 73069 44902 49125 West 31.6 2606 North 43.9

32 EPS Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Annual 0.4 0.49 0.73 0.83 1.27 1.6 1.98 2.34 2.75 2.56 2.24 0.76 2.18 Quarterly 0.07 0.09 0.1 0.13 0.08 0.08 0.17 0.16 0.15 0.18 0.2 0.21 0.23 0.24 0.07 0.29 0.29 0.32 0.33 0.33 0.4 0.37 0.4 0.43 0.45 0.49 0.53 0.52 0.54 0.58 0.6 0.62 0.68 0.53 0.8 0.75 0.76 0.69 0.56 0.57 0.57 0.62 0.4 0.65 0.4 0.47 -0.13 0.02 0.06 0.06 1.07 0.9 0.41 0.25 0.47 North Annual Quarterly

33 Revenue Growth by Quarter (excluding Bargain Purchase Gain in 3Q09, 4Q09, 1Q10, 2Q10 & 3Q10) 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Net Int Inc 5252 6789 7340 7391 8004 8910 9873 9977 10816 11598 12222 13098 13868 14819 15640 16643 17276 18015 19130 19593 22168 24417 25415 26128 26604 28328 31892 33669 36508 36720 39091 45505 49913 53882 55969 56993 57164 61242 65115 65366 64670 65255 66187 65438 61742 59400 60680 62745 64782 72497 87663 86934 95865 104314 102980 Non-int inc 1592 928 1102 1211 1683 1989 2009 2394 2308 2118 2017 3365 4278 4504 4493 5031 6850 7391 7101 7456 12752 13771 15957 18192 17743 19105 18443 17301 18686 21495 21447 23825 24380 16541 28492 24144 28725 24293 18776 19439 19733 20850 11537 27968 24556 33604 22130 19372 36427 45452 37618 42137 31713 23942 48063 North - Net interest income - Non-interest income (in 000s)

34 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10-YTD Net Interst Margin 0.0335 0.0296 0.0291 0.0341 0.0343 0.0354 0.0366 0.0349 0.0334 0.032 0.0317 0.0316 0.031 0.0311 0.0281 0.0301 0.0334 Net Interest Margin (fully taxable equivalent)

35 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10-YTD Net Overhead Ratio 0.0357 0.0201 0.0271 0.026 0.0236 0.02 0.0213 0.0159 0.0141 0.0122 0.013 0.0139 0.0154 0.0172 0.016 0.0023 0.0129 Efficiency Ratio 0.8603 0.7975 0.6863 0.7233 0.6366 0.6641 0.6352 0.6445 0.6397 0.6696 0.7106 0.7292 0.5444 0.6245 Net Overhead Ratio & Efficiency Ratio

36 Loan Portfolio Composition As of September 30, 2010 - $9.8 Billion (excludes loans held for sale) CRE Comm'l Other Comm'l. Niches Premium Finance-Comml Premium Finance-Life Ins. Other Res. Real Estate Home Equity Covered Loans Loan comp 0.34 0.16 0.04 0.13 0.15 0.02 0.03 0.09 0.04 Comm'l Commercial and Industrial Premium Finance - Life Insurance Res. R/E Home Equity Other Other Commercial Niches Commercial Real estate Premium Finance - Commercial Covered Loans

37 Ending Loan-to-Deposit/Secured Borrowing Ratio* (excludes loans held for sale) 1996 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 BV per share 0.872 0.827 0.851 0.852 0.775 0.826 0.91 0.91 0.848 0.849 *Includes $600 million of secured borrowing related to the commercial premium finance loan securitization for which the related loans are recorded on the balance sheet beginning in 2010.

38 Non-Performing Assets to Total Assets (NPAs include NPLs and OREO and exclude covered loans) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 Core NPA/TA 0 0.0017 0.0007 0.0016 0.0021 0.0016 0.000676 0.001402 0.0013 0.003 0.0011 0.0019 0.0025 0.0059 0.0138 0.0218 NPA/TA 0.0001 0.0041 0.0025 0.004 0.0045 0.0041 0.0046 0.0048 0.0034 0.0051 0.0029 0.0034 0.0039 0.0081 0.0158 0.0174 0.015 Total Assets 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9572 9369 10658 12216 14100 Assets in millions Peer Group-2003 = 0.58% Peer Group-2004 = 0.45% Peer Group-2005 = 0.42% Peer Group-2006 = 0.43% Peer Group-2007 = 0.80% Peer Group-2008 = 1.94% Peer Group-2009 = 3.00% Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

39 Non-Performing Asset Ratio Wintrust vs. Peer Group 2003 2004 2005 2006 2007 2008 2009 Wintrust 0.0051 0.0029 0.0034 0.0039 0.0081 0.0158 0.0174 Peer 0.0058 0.0045 0.0042 0.0043 0.008 0.0194 0.03 Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

40 Net Charge-offs to Total Average Loans 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10-YTD Net Charge-offs/Average Loans 0.0018 0.002 0.0031 0.0031 0.0028 0.0019 0.0024 0.0026 0.0024 0.0018 0.0007 0.001 0.0009 0.0016 0.0051 0.0165 0.012 Total Loans 194 258 493 713 992 1278 1558 2061 2556 3298 4348 5214 6496 6802 7621 8412 9815 Loans In millions Peer Group-2003 = 0.33% Peer Group-2004 = 0.21% Peer Group-2005 = 0.18% Peer Group-2006 = 0.15% Peer Group-2007 = 0.27% Peer Group-2008 = 1.10% Peer Group-2009 = 2.28% 0.31% Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report annualized

41 Net Charge-offs Ratio Wintrust vs. Peer Group 2003 2004 2005 2006 2007 2008 2009 Wintrust 0.0018 0.0007 0.001 0.0009 0.0016 0.0051 0.0165 Peer Group 0.0033 0.0021 0.0018 0.0015 0.0027 0.011 0.0228 Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

42 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 Capital Growth 14583 11291 17227 25366 40487 42620 68790 75205 92947 102276 141278 227002 349837 473912 627911 773346 739555 784699 853815 1111678 Preferred 0 0 0 0 0 0 0 0 0 0 281873 284824 287234 Trust Pfd 31050 31050 51050 51050 50894 96050 204489 230458 249828 249662 249515 249493 249493 Sub Debt 25000 50000 50000 50000 75000 75000 70000 60000 55000 Financial Overview - Capital Components (in millions) - Common Shareholders Equity - Trust Preferred Securities - Subordinated Debt - Preferred Securities

43 Financial Overview - Wintrust Has Consistently Grown Book Value Per Share Through Cycles Common Book Value Per Share 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q10 BV per share 5.65 6.15 7.06 7.92 9.72 13.19 17.43 21.81 26.23 30.38 31.56 33.03 35.27 35.7

FORWARD-LOOKING STATEMENTS This document contains, and the documents into which it may be incorporated by reference may contain, forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as "intend," "plan," "project," "expect," "anticipate," "believe," "estimate," "contemplate," "possible," "point," "will," "may," "should," "would" and "could." Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management's expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company's 2009 Annual Report on Form 10-K and Part II, Item 1A of this Quarterly Report on Form 10-Q and in any of the Company's subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company's future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management's long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company's business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following: 44

45 FORWARD-LOOKING STATEMENTS (cont.) • negative economic conditions that adversely affect the economy, housing prices, the job market and other factors that may affect the Company's liquidity and the performance of its loan portfolios, particularly in the markets in which it operates; • the extent of defaults and losses on the Company's loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company's assets and liabilities, which could change in value significantly from period to period; • changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company's liquidity and the value of its assets and liabilities; • a decrease in the Company's regulatory capital ratios, including as a result of further declines in the value of its loan portfolios, or otherwise; • effects resulting from the Company's participation in the Capital Purchase Program, including restrictions on dividends and executive compensation practices, as well as any future restrictions that may become applicable to the Company; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the current regulatory environment, including the requirements of the Basel II and III capital regimes and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies; • increases in the Company's FDIC insurance premiums, or the collection of special assessments by the FDIC; • competitive pressures in the financial services business which may affect the pricing of the Company's loan and deposit products as well as its services (including wealth management services); • delinquencies or fraud with respect to the Company's premium finance business; • the Company's ability to comply with covenants under its securitization facility and credit facility;

46 FORWARD-LOOKING STATEMENTS (cont.) • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company's premium finance loans; • any negative perception of the Company's reputation or financial strength; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • failure to identify and complete favorable acquisitions in the future, or unexpected difficulties or developments related to the integration of recent acquisitions, including with respect to any FDIC-assisted acquisitions; • unexpected difficulties or unanticipated developments related to the Company's strategy of de novo bank formations and openings, which typically require over 13 months of operations before becoming profitable due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets; • changes in accounting standards, rules and interpretations (including SFAS 166 and 167) and the impact on the Corporation's financial statements; • significant litigation involving the Company; • the ability of the Company to receive dividends from its subsidiaries; and Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward-looking statement made by the Company. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

47 Questions